           AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT



         This Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement (this "Agreement") dated as of September 27, 2002 is made by and among JARDEN CORPORATION (successor by name change to Alltrista Corporation), a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.


                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 24, 2002, as amended by that certain Consent, Waiver and Amendment No. 1 to Credit Agreement, dated as of September 19, 2002 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving credit and term loan facilities, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of certain or all of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower and each of the Guarantors has entered into a Security Agreement dated as of April 24, 2002 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Security Agreement") pursuant to which it has granted a lien to the Agent, for the benefit of the Lenders, in all of its personal property;

         WHEREAS, the Borrower has further advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement and the Security Agreement in order to permit the sale of certain accounts receivable pursuant to factoring arrangements as set forth below, and the Administrative Agent and the Required Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:


                  (a) The following new definitions are hereby added to Article I of the Credit Agreement in the proper alphabetical order:


                  "Factoring Agreement" means an agreement by and between the Borrower or a Subsidiary and a Factoring Company pursuant to which the Borrower or such Subsidiary shall sell, transfer and assign its rights, title and interests in certain accounts receivable, specifically identified therein, to a Factoring Company, a copy of which has been provided to the Administrative Agent prior to its execution and delivery by all parties thereto and the terms of which are acceptable to the Administrative Agent in form and substance in its reasonable discretion.

                  "Factoring Company" means that certain Person party to any Factoring Agreement to whom the Borrower or a Subsidiary sells, transfers and assigns its right, title and interests in certain accounts receivable pursuant to the terms of such Factoring Agreement.

                  (b) Section 7.05(f) of the Credit Agreement is hereby amended to add the following proviso at the end of such section:


                           "; provided, further, that, without increasing the
                  $35,000,000 limit provided in this Section 7.05(f), the first $1,000,000 of aggregate Net Proceeds in each fiscal year of the Borrower realized from the Disposition of Excluded Accounts (as defined in the Security Agreement) under all Factoring Agreements shall not be required to be applied as a prepayment as would otherwise be required under Section 2.06(e)."

         2. Amendments to Security Agreement. Subject to the terms and conditions set forth herein, the Security Agreement is hereby amended as follows:


                  (a) Section 2 of the Security Agreement is hereby amended to add the clause "(except as otherwise provided below) in the first paragraph of such section after the clause "all of the personal property of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein"

                  (b) Section 2(a) of the Security Agreement is hereby amended to add the following proviso at the end of such section:

                  "provided, however, that notwithstanding the foregoing, the term "Accounts" shall not include any such accounts receivables, contracts, bills, acceptances, choses in action and other forms of monetary obligations at any time owing to such Grantor that have been sold, assigned or transferred by such Grantor to a Factoring Company in compliance with the terms of the Credit Agreement (collectively referred to hereinafter as the "Excluded Accounts");

                  (c) Section 2(d) of the Security Agreement is hereby amended to add the following proviso at the end of such section:

                  "provided, however, that notwithstanding the foregoing, the term "General Intangibles" shall not include any rights of any Grantor in any contract, agreement or instrument evidencing the Excluded Accounts which rights have been sold, assigned and transferred by such Grantor to a Factoring Company in compliance with the terms of the Credit Agreement (collectively referred to hereinafter as the "Excluded General Intangibles");

                  (d) Section 2(h) of the Security Agreement is hereby amended to add the following proviso at the end of such section:

                  "provided, however, that, notwithstanding the foregoing, the term "Instruments" shall not include any instrument evidencing the Excluded Accounts which instrument has been sold, assigned and transferred by a Guarantor to a Factoring Company in compliance with the terms of the Credit Agreement (collectively referred to hereinafter as the "Excluded Instruments" and, together with all Excluded Accounts and Excluded General Intangibles, the "Excluded Property");

                  (e) A new Section 2(m) of the Security Agreement is added to read in its entirety as follows and the current Section 2(m) is renumbered as Section 2(n):

         "(m) All rights to monetary obligations owing, due and payable to such Grantor by any Factoring Company pursuant to the terms of any Factoring Agreement;"

                  (f) The last paragraph of Section 2 of the Security Agreement is hereby amended to add the phrase "(other than Excluded Property)" after the phrase "subsections (a) through (n)".


         3. Authorization of Agent by Required Lenders. By its execution and delivery hereof, each Lender signatory hereto hereby authorizes the Administrative Agent, upon receipt of the signature pages hereto from the Required Lenders, to file UCC amendments to amend the Exhibit A of each UCC financing statement delivered and filed pursuant to Section 4.01(a)(xviii) of the Credit Agreement to conform to the changes made in the Security Agreement in this Agreement.

         4. Conditions Precedent. The effectiveness of this Agreement, and the amendments to the Credit Agreement and the Security Agreement provided in Sections 1 and 2 hereof are all subject to the satisfaction of each the following conditions precedent:


                  (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:


                           (i) thirteen (13) original counterparts of this
                  Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders;


                           (ii) a final form of the Factoring Agreement by and
                  between Tilia, Inc. and Newstart Factors, Inc., with respect to the accounts receivable of World Kitchen, Inc., the terms of which are acceptable to the Administrative Agent in its reasonable discretion, an executed copy of which is to be delivered within three (3) days of the date of this Agreement;


                           (iii) UCC Amendments with respect to each UCC
                  Financing Statement amending Exhibit A to conform to the changes made to the Security Agreement in this Agreement;


                           (iv) such other documents, instruments, opinions,
                  certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require;


                  (b) All fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.


         5. Consent and Agreement of the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting and agreeing hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party and its grant of a security interest in its personal property pursuant to the Security Agreement. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement and the Security Agreement set forth herein and hereby confirms and ratifies in all respects (i) the Guaranty to which such Guarantor is a party and the enforceability of such Guaranty against such Guarantor in accordance with its terms, and (ii) the Security Agreement and the enforceability of the Security Agreement against such Guarantor in accordance with its terms.


         6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:


                  (a) The representations and warranties made by the Borrowers in Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;


                  (b) There has been no occurrence of any event or events which could reasonably be expected to have a Material Adverse Effect since the date of the most recent financial reports of the Borrowers delivered pursuant to Section 4.01(a)(ix) or Section 6.01 of the Credit Agreement, as applicable;

                  (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date as a result of any merger, acquisition or other reorganization, and each such Person has executed and delivered a Guaranty; and

                  (d) No Default or Event of Default has occurred and is continuing.


         7. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         10. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. References. All references in any of the Loan Documents to the "Credit Agreement" and the "Security Agreement" shall mean the Credit Agreement and the Security Agreement, as amended hereby.

         13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided, however, that neither any Borrower nor any Guarantor, may assign any rights, powers, duties or obligations hereunder without complying with the requirements for such an action contained in the Credit Agreement.


         14. Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.



                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                        BORROWER:

                                        JARDEN CORPORATION (successor by name
                                          change to Alltrista Corporation)

                                        By:    /s/ Desiree DeStefano
                                           ----------------------------------
                                        Name:  Desiree DeStefano
                                        Title: Vice President



                                Signature Page 1

                                        GUARANTORS:

                                        HEARTHMARK, INC., an Indiana corporation
                                        ALLTRISTA PLASTICS CORPORATION, an
                                          Indiana corporation
                                        ALLTRISTA NEWCO CORPORATION, an
                                          Indiana corporation
                                        UNIMARK PLASTICS, INC., a Pennsylvania
                                          corporation
                                        TRIENDA CORPORATION (f/k/a TRIENDA
                                          NEWCO, INC.), a Indiana corporation
                                        TILIA, INC. (successor by name change to
                                          Alltrista Acquisition I, Inc.), a
                                          Delaware corporation
                                        TILIA DIRECT, INC. (successor by name
                                          change to Alltrista Acquisition II,
                                          Inc.), a Delaware corporation
                                        TILIA INTERNATIONAL, INC. (successor by
                                          name change to Alltrista Acquisition
                                          III, Inc.), a Delaware corporation


                                        By:    /s/ Desiree DeStefano
                                           ----------------------------------
                                        Name:  Desiree DeStefano
                                        Title: Vice President


                                        ALLTRISTA ZINC PRODUCTS, L.P., an
                                          Indiana limited partnership
                                        By:  Alltrista Newco Corporation, a
                                             Indiana corporation, its general
                                             partner

                                             By:    /s/ Desiree DeStefano
                                                -----------------------------
                                             Name:  Desiree DeStefano
                                             Title: Vice President


                                        QUOIN CORPORATION, a Delaware
                                          corporation

                                            By:    /s/ Ian G. H. Ashken
                                               ------------------------------
                                            Name:  Ian G. H. Ashken
                                            Title: Treasurer


                                Signature Page 2

                               ADMINISTRATIVE AGENT:

                               BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT


                               By: /s/ Igor Suica
                                  --------------------------------------------
                               Name: Igor Suica
                                    ------------------------------------------
                               Title: Vice President
                                     -----------------------------------------



                                Signature Page 3

                               LENDERS:

                               BANK OF AMERICA, N.A., as a Lender, L/C Issuer
                                 and Swing Line Lender


                               By: /s/ Igor Suica
                                  --------------------------------------------
                               Name: Igor Suica
                                    ------------------------------------------
                               Title: Vice President
                                     -----------------------------------------


                                Signature Page 4

                               CIBC INC.


                               By: /s/ Dean J. Decker
                                  --------------------------------------------
                               Name: Dean J. Decker
                                    ------------------------------------------
                               Title: Managing Director
                                      CIBC World Markets Corp., as Agents
                                     -----------------------------------------


                                Signature Page 5

                               NATIONAL CITY BANK OF INDIANA


                               By: /s/ David McNeely
                                  --------------------------------------------
                               Name: David McNeely
                                    ------------------------------------------
                               Title: Corp. Banking Officer
                                     -----------------------------------------


                                Signature Page 6

                               THE BANK OF NEW YORK


                               By: /s/ Maurice A. Campbell
                                  --------------------------------------------
                               Name: Maurice A. Campbell
                                    ------------------------------------------
                               Title: Assistant Vice President
                                     -----------------------------------------




                                Signature Page 7

                                            FLEET NATIONAL BANK


                                            By: /s/ W. Lincoln Schoff, Jr.
                                               --------------------------------
                                            Name: W. Lincoln Schoff, Jr.
                                                 ------------------------------
                                            Title: Senior Vice President
                                                  -----------------------------





                                Signature Page 8

                                            HARRIS TRUST AND SAVINGS BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------





                                Signature Page 9

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Scott A. Dvornek
                                               --------------------------------
                                            Name: Scott A. Dvornek
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------





                                Signature Page 10

                                            ALLFIRST BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------





                                Signature Page 11

                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                    By: /s/ Steve Goetschius
                                       --------------------------------
                                    Name: Steve Goetschius
                                         ------------------------------
                                    Title: Senior Vice President
                                          -----------------------------





                                Signature Page 12

                                            UNION FEDERAL BANK OF INDIANAPOLIS



                                            By: /s/ Julia C. Schneider
                                               --------------------------------
                                            Name: Julia C. Schneider
                                                 ------------------------------
                                            Title: Commercial Loan Officer
                                                  -----------------------------





                                Signature Page 13